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EXHIBIT 23.1

                               CONSENT OF COUNSEL

We hereby consent to the reference to us under the caption "Legal Matters" in the Prospectus contained in this Registration Statement.




                             /S/ ROBINSON & COLE LLP
                                 ------------------------------------
                                 ROBINSON & COLE LLP

September 14, 2005
New York, New York







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